ALPS ETF TRUST

BUZZ US SENTIMENT LEADERS ETF (NYSE ARCA: BUZ)

SUPPLEMENT DATED FEBRUARY 4, 2019
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 31, 2018, AS SUPPLEMENTED

On February 4, 2019, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the BUZZ US Sentiment Leaders ETF (the “Fund”). The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From February 5, 2019 through March 4, 2019, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund’s cash holdings.

The Fund will close to new investors on February 28, 2019, and the NYSE ARCA will halt trading in the Fund before the opening of trading on March 4, 2019. The effective date of the Fund’s liquidation shall be March 4, 2019, or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on March 4, 2019, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund’s shares between the last day of trading on NYSE ARCA (March 1, 2019) and the liquidation date (March 4, 2019).

For additional information regarding the liquidation, shareholders of the Fund may call 866.759.5679.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE